Exhibit 5





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                         THE HALLWOOD GROUP INCORPORATED

                                       TO

                                 BANK ONE, N.A.,
                                     Trustee



                               -------------------

                                    INDENTURE

                          Dated as of ___________, 1998

                               -------------------



                   10.0% Collateralized Subordinated Debentures

                                due July 31, 2005








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



                                                 TABLE OF CONTENTS


ARTICLE I - DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...............................................1
                  Section 101       Definitions...................................................................1
                  Section 102       Compliance Certificates and Opinions..........................................6
                  Section 103       Form of Documents Delivered to Trustee........................................6
                  Section 104       Acts of Holders...............................................................7
                  Section 105       Notices, etc., to Trustee and the Company.....................................7
                  Section 106       Notice to Holders: Waiver.....................................................8
                  Section 107       Conflict with Trust Indenture Act.............................................8
                  Section 108       Effect of Headings and Table of Contents......................................8
                  Section 109       Successors and Assigns........................................................8
                  Section 110       Separability Clause...........................................................8
                  Section 111       Benefits of Indenture.........................................................8
                  Section 112       Governing Laws................................................................8
                  Section 113       Legal Holidays................................................................8

ARTICLE II - SECURITY FORMS ......................................................................................9
                  Section 201       Forms Generally...............................................................9
                  Section 202       Form of Face of Security......................................................9
                  Section 203       Form of Reverse of Security..................................................10
                  Section 204       Form of Trustee's Certificate of Authentication..............................12

ARTICLE III - THE SECURITIES ....................................................................................12
                  Section 301       Title and Terms..............................................................12
                  Section 302       Denominations................................................................13
                  Section 303       Execution, Authentication, Delivery and Dating...............................13
                  Section 304       Temporary Securities.........................................................13
                  Section 305       Registration, Registration of Transfer and Exchange..........................14
                  Section 306       Mutilated, Destroyed, Lost and Stolen Securities.............................14
                  Section 307       Payment of Interest: Interest Rights Preserved...............................15
                  Section 308       Persons Deemed Owners........................................................15
                  Section 309       Cancellation.................................................................16
                  Section 310       Computation of Interest......................................................16
                  Section 311       Payments Net of Withholding Taxes............................................16

ARTICLE IV - DISCHARGE OF INDENTURE..............................................................................16
                  Section 401       Termination of Company's Obligations.........................................16
                  Section 402       Application of Trust Money...................................................17
                  Section 403       Repayment to Company.........................................................17
                  Section 404       Reinstatement................................................................17

ARTICLE V - REMEDIES.............................................................................................18
                  Section 501       Events of Default............................................................18
                  Section 502       Acceleration of Maturity: Rescission and Annulment...........................18
                  Section 503       Collection of Indebtedness and Suits for Enforcement, by Trustee.............19
                  Section 504       Trustee May File Proofs of Claim.............................................19
                  Section 505       Trustee May Enforce Claims Without Possession of Securities..................20
                  Section 506       Application of Money Collected...............................................20
                  Section 507       Limitation on Suits..........................................................21
                  Section 508       Unconditional Right of Holders to Receive Principal, Premium and Interest....21
                  Section 509       Restoration of Rights and Remedies...........................................21
                  Section 510       Rights and Remedies Cumulative...............................................21
                  Section 511       Delay or Omission Not Waiver.................................................22
                  Section 512       Control by Holders...........................................................22


                                                         i

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                  Section 513       Waiver of Past Defaults......................................................22
                  Section 514       Undertaking for Costs........................................................22

ARTICLE VI - THE TRUSTEE ........................................................................................22
                  Section 601       Certain Duties and Responsibilities..........................................22
                  Section 602       Notice of Defaults...........................................................23
                  Section 603       Certain Rights of Trustee....................................................24
                  Section 604       Not Responsible for Recitals or Issuance of Securities.......................24
                  Section 605       May Hold Securities..........................................................25
                  Section 606       Money Held in Trust..........................................................25
                  Section 607       Compensation and Reimbursement...............................................25
                  Section 608       Disqualification; Conflicting Interest.......................................25
                  Section 609       Corporate Trustee Required Eligibility.......................................29
                  Section 610       Resignation and Removal; Appointment of Successor............................29
                  Section 611       Acceptance of Appointment by Successor.......................................30
                  Section 612       Merger, Conversion, Consolidation or Succession to Business..................30
                  Section 613       Preferential Collection of Claims Against Company............................30
                  Section 614       Authenticating Agent.........................................................33

ARTICLE VII -     HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY .............................................33
                  Section 701       Company to Furnish Trustee Names and Addresses of Holders....................33
                  Section 702       Preservation of Information; Communications to Holders.......................34
                  Section 703       Reports by Trustee...........................................................35
                  Section 704       Reports by Company...........................................................35

ARTICLE VIII -    CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE ..........................................35
                  Section 801       Company Consolidate, etc., Only on Certain Terms.............................35
                  Section 802       Successor Substituted........................................................36

ARTICLE IX - SUPPLEMENTAL INDENTURES ............................................................................36
                  Section 901       Supplemental Indentures without Consent of Holders...........................36
                  Section 902       Supplemental Indentures with Consent of Holders..............................36
                  Section 903       Execution of Supplemental Indentures.........................................37
                  Section 904       Effect of Supplemental Indentures............................................37
                  Section 905       Conformity with Trust Indenture Act..........................................37
                  Section 906       Reference in Securities to Supplemental Indentures...........................37
                  Section 907       Effect on Senior Indebtedness................................................37

ARTICLE X - SECURITY ............................................................................................38
                  Section 1001      Pledge Agreement.............................................................38
                  Section 1002      Recording, Opinions and Certificates.........................................38
                  Section 1003      Authorization of Actions to Be Taken By the Trustee
                                    Under the Pledge Agreement ..................................................38
                  Section 1004      Authorization of Receipt of Funds by the Trustee
                                    Under the Pledge Agreement ..................................................39
                  Section 1005      Release of Assets from Security Pool.........................................39
                  Section 1006      Certain Covenants of the Company with respect to the Security Pool...........40

ARTICLE XI - COVENANTS ..........................................................................................40
                  Section 1101      Payment of Principal, Premium and Interest...................................40
                  Section 1102      Maintenance of Office or Agency..............................................40
                  Section 1103      Money for Security Payments to be Held in Trust..............................41
                  Section 1104      No Restriction on Payment at Stated Maturity.................................42
                  Section 1105      Corporate Existence; Conduct of Business.....................................42
                  Section 1106      Compliance Certificates......................................................42


                                                        ii

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                  Section 1107      Statement by Officers as to Default..........................................42
                  Section 1108      Waiver of Stay, Extension or Usury Laws......................................42
                  Section 1109      Security Pool and Senior Collateral..........................................42

ARTICLE XII - REDEMPTION OR REPURCHASE OF SECURITIES ............................................................43
                  Section 1201      Right of Redemption..........................................................43
                  Section 1202      Applicability of Article.....................................................43
                  Section 1203      Notice to Trustee............................................................43
                  Section 1204      Selection by Trustee of Securities to Be Redeemed............................43
                  Section 1205      Notice of Redemption.........................................................43
                  Section 1206      Deposit of Redemption Price..................................................44
                  Section 1207      Funding for Redemption or Repurchase.........................................44
                  Section 1208      Securities Payable on Redemption Date........................................44
                  Section 1209      Securities Redeemed in Part..................................................45

ARTICLE XIII - SUBORDINATION OF SECURITIES ......................................................................45
                  Section 1301      Securities Subordinate to Senior Indebtedness................................45
                  Section 1302      Payment Over of Proceeds Upon Dissolution, etc...............................45
                  Section 1303      No Payment When Senior Indebtedness in Default...............................46
                  Section 1304      Payment Permitted if No Default..............................................47
                  Section 1305      Subrogation to Rights of Holders of Senior Indebtedness......................47
                  Section 1306      Provisions Solely to Define Relative Rights..................................47
                  Section 1307      Trustee to Effectuate Subordination..........................................47
                  Section 1308      No Waiver of Subordination Provisions........................................47
                  Section 1309      Notice to Trustee............................................................48
                  Section 1310      Reliance on Judicial Order or Certificate of Liquidating Agent...............48
                  Section 1311      Rights of Trustee as Holder of Senior Indebtedness;
                                    Preservation of Trustee's Rights ............................................49
                  Section 1312      Article Applicable to Paying Agents..........................................49
                  Section 1313      Reliance.....................................................................49

                                                iii
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

                            Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of March 2, 1993

Trust Indenture Act Section                                                     Indenture Section
---------------------------                                                     -----------------
ss. 310  (a)  (1)..........................................................     609
         (a)  (2)..........................................................     609
         (a)  (3)..........................................................     Not Applicable
         (a)  (4)..........................................................     Not Applicable
         (b)  .............................................................     608, 610
ss.311   (a)  .............................................................     613 (a)
         (b)  .............................................................     613 (b)
         (b)  (2)..........................................................     703 (a) (2), 703 (b)
ss.312   (a)  .............................................................     701, 702 (a)
         (b)  .............................................................     702 (b)
         (c)  .............................................................     702 (c)
ss.313   (a)  .............................................................     703 (a)
         (b)  .............................................................     703 (b)
         (c)  .............................................................     703 (a), 703 (b)
         (d)  .............................................................     703 (c)
ss.314   (a)  .............................................................     704
         (b)  .............................................................     1002
         (c)  (1)..........................................................     102
         (c)  (2)..........................................................     102
         (c)  (3)..........................................................     Not Applicable
         (d)  .............................................................     1001, 1002, 1005
         (e)  .............................................................     102
ss.315   (a)  .............................................................     601 (a)
         (b)  .............................................................     602, 703 (a) (6)
         (c)  .............................................................     601 (b)
         (d)  .............................................................     601
         (d)  (1)..........................................................     601 (a)
         (d)  (2)..........................................................     601 (c) (2)
         (d)  (3)..........................................................     601 (c) (3)
         (e)  .............................................................     514
ss.316   (a)  .............................................................     101
         (a)  (1) (A)......................................................     502, 512
         (a)  (1) (B)......................................................     513
         (a)  (2)..........................................................     Not Applicable
         (b)  .............................................................     508
ss.317   (a)  (1)..........................................................     503
         (a)  (2)..........................................................     504
         (b)  .............................................................     1103
ss.318   (a)  .............................................................     107
------------------
Note:    This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


                                                iv

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         INDENTURE,  dated  as  of   August  31,  1998,   between  THE  HALLWOOD
GROUP INCORPORATED, a Delaware corporation (hereinafter called the "Company"), and BANK ONE, N.A., a national banking association, as trustee (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the creation of an issue of its 10.0% Collateralized Subordinated Debentures due July 31, 2005 (hereinafter called the "Securities") of substantially the tenor and amount hereinafter set forth, to be issued to the holders of the Company's outstanding 7% Collateralized Senior Subordinated Debentures due July 31, 2000 (the "Original Series Debentures") who have validly tendered Original Series Debentures to the Company pursuant to an exchange offer made by the Company pursuant to the Exchange Offer Circular dated June 22, 1998, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

         All things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 101       Definitions.
                           -----------

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Articles Six and Ten, are defined in those Articles.

         "Act" when used with respect to any Holder has the meaning specified in
Section 104(a).

         "Affiliate" means, with respect to any Person, (a) any Person who, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii)of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 10 percent or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether through ownership of voting securities, by contract or otherwise.

         "Authenticating Agent" means, initially, State Street Bank and Trust Company, or any other Person authorized by the Trustee to act on behalf of the Company to authenticate Securities.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Columbus, Ohio or Dallas, Texas are authorized or required by law to close.

         "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock.

         "Collateral" means the assets of the Company which are pledged pursuant to the Pledge Agreement to secure the Securities, including assets in the Security Pool and the Senior Collateral.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company (a)by the Chairman of its Board of Directors, its President or any Vice President, and (b)by its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Consent of the Holders" means the requisite principal amount of the Outstanding Securities with respect to any consent of the Holders pursuant to this Indenture which, except as otherwise specifically stated in any provision of this Indenture, shall be at least a majority of the principal amount of the Outstanding Securities.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at Bank One Trust Company, N.A., 100 E. Broad Street, 8th Floor, Columbus, Ohio 43215.

         "Default" means an event or condition that, with notice or lapse of time, or both, would become an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Event of Default" has the meaning specified in Article Five.

         "Exchange Closing" means the date of consummation of the exchange offer made by the Company to the registered holders of Original Series Debentures pursuant to the Exchange Offer Circular dated June __, 1998.

         "Fair Value" means, in the case of Traded Securities, the Net Value of such Traded Securities and, in the case of any assets other than Traded
Securities, the price which could be negotiated in an arm's length market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure to complete the transaction, as determined in good faith by the Company's Board of Directors or, to the extent required under Section 1005, an independent engineer, appraiser or other expert.

         "Funded Indebtedness" means indebtedness for borrowed money which by its terms matures more than one year from the date of determination thereof, or which is extendible or renewable at the option of the obligor to a time more than one year from the date of determination thereof.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

         "Guarantee" of a Person means any guarantee or other contingent liability (other than any endorsement for collection or deposit in the ordinary course of business), direct or indirect, of such Person with respect to any obligation of another Person, through an agreement or otherwise, including, without limitation, (a) any other endorsement or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guarantee in respect of any such obligation and (b) any agreement (i) to purchase, or to advance or supply funds for the payment or purchase of, any such obligation, (ii) to purchase, sell or lease property, products, materials, supplies, transportation or services, to enable such other Person to pay any such obligation or to assure the owner thereof against loss regardless of the delivery or nondelivery of the property, products, materials, supplies, transportation or services, or (iii) to make any loan, advance or capital contribution to or other investment in, or to otherwise provide funds to or for, such other Person to enable such Person to satisfy any obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum equity, working capital or other balance sheet condition in respect of any such obligation. The amount of the Guarantee shall be equal to the outstanding amount of the obligation directly or indirectly guaranteed.

         "Holder" means a Person on whose name a Security is registered in the Security Register.

         "Indebtedness" of a Person means (a) all indebtedness of such Person for borrowed money, (b) all indebtedness of such Person for the deferred purchase price of property or services (excluding trade payables incurred in the ordinary course of business), (c) all obligations of such Person under leases which have been or, in accordance with GAAP, should be, recorded as capital leases, (d) all indebtedness of such Person arising under acceptance facilities,
(e) the face amount of all letters of credit issued for the account of such Person, (f) all liabilities (other than rental commitments under operating leases, net of rental commitments under subleases thereof) secured by any Lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof, (g) obligations of such Person under any interest rate swap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect against fluctuations in interest rates, and (h) any Guarantee of such Person with respect to Indebtedness of another Person.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Intercreditor Agreement" means any agreement between the Trustee, on behalf of the Holders of Securities, and any other Person that has a Lien on the Collateral.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Investment Grade Securities" means marketable direct obligations issued by any Person which (i) mature within one year, (ii) are rated in one of the three highest generic rating categories by either Standard & Poor's Corporation or Moody's Investors Service, Inc. and (iii) are not listed (except with positive implications) in Credit Watch or any successor publication published by Standard & Poor's Corporation.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing.

         "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption (optional or mandatory) or otherwise.

         "Net Proceeds" means the excess, if any, of (i) the cash (or Fair Value of other assets) received in connection with the disposition of an asset by the Company over (ii) the sum of (A) the principal amount of any Indebtedness which is secured by such asset and which is required to be repaid in connection with the disposition thereof, plus (B) the reasonable out-of-pocket expenses incurred by the Company in connection with such disposition, plus (C) provision for taxes, including federal, state and local income taxes, attributable to the disposition of such asset.

         "Net Value" means (a) with respect to assets in the Security Pool that are securities traded or quoted on a national securities exchange, or, if traded or quoted in the over-the-counter market, for which closing bid and asked prices are reported by the National Association of Securities Dealers Inc. Automated Quotation System ("NASDAQ") or the National Quotation Bureau, Inc. ("NQB") ("Traded Securities"), on the trading day prior to the date of determination of Net Value, (i) the last reported sales price, regular way, on such day on the principal securities exchange on which such security is then listed or admitted to unlisted trading privileges, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices, regular way, on such day as officially quoted on any such exchange, or (iii) if the security is not then listed or admitted to unlisted trading privileges on any securities exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by NASDAQ or NQB, less, in each case, the principal amount of any Indebtedness which is secured by such Traded Securities, and, (b) with respect to securities that are not Traded Securities, the consolidated net book value, determined in accordance with GAAP, of an asset in the Security Pool.

         "Officers' Certificate" means a certificate signed (a) by the Chairman of the Board of Directors of the Company, the President or one of its Vice Presidents, and (b) by its Secretary or one of its Assistant Secretaries.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

         "Original Series Debentures" means the Company's 7% Collateralized Senior Subordinated Debentures due July 31, 2000 referred to in the first Recital of this Indenture.

         "Original Series Debentures Indenture" means the Indenture dated as of March 2, 1993 between the Original Series Debenture Trustee and the Company with respect to the Original Series Debentures, as such agreement may be amended and in effect from time to time.

         "Original Series Debentures Pledge Agreement" means the Pledge and Security Agreement dated as of March 2, 1993, by the Company in favor of the Trustee, as such agreement may be amended and in effect from time to time.

         "Original Series Debentures Trustee" means Norwest Bank Minnesota, National Association, as trustee under the Indenture dated as of March 2, 1993 with respect to the Original Series Debentures, or any duly appointed and acting successor thereof.

         "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for whose redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (c) Securities in exchange for, or in lieu of, which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be

Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

         "Paying Agent" means, initially, State Street Bank and Trust Company, which maintains an office in Boston, Massachusetts, and whose address is P.O. Box 778, Boston Massachusetts 02102, or other any Person authorized by the Company to pay the principal of (and premium, if any, on) or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture,
association,   joint  stock  company,  trust,   unincorporated  organization  or
government or any agency or political subdivision thereof.

         "Pledge Agreement" means each of the Pledge and Security Agreements dated as of August 31, 1998 (i) by the Company in favor of the Trustee, and (2) by Integra Hotels, Inc. in favor of the Trustee in substantially the form attached hereto as Exhibit A-1 and Exhibit A-2, respectively, as such agreement may be amended and in effect from time to time.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

         "Redemption Date" when used with respect to any Securities to be redeemed means the date fixed for such redemption pursuant to this Indenture.

         "Redemption Price" when used with respect to any Security to be redeemed means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the fifteenth day (whether or not a Business Day) of the month in which such Interest Payment Date shall occur.

         "Requisite Amount" means with respect to any request, demand or other action of the Holders pursuant to this Indenture a majority of the principal amount of the Outstanding Securities.

         "Responsible Officer" when used with respect to the Trustee means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller, any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities" means the Securities referred to in the first Recital of this Indenture.

         "Security Pool" means the pool of assets in which a subordinate Lien has been granted by the Company as security for the Securities pursuant to the Pledge Agreement.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Collateral" means those assets in which a senior Lien has been granted by the Company as security for the Securities pursuant to the Pledge Agreement.

         "Senior Indebtedness" means all Indebtedness of the Company existing at any time and from time to time which, by its terms, is expressly senior in right of payment to the Securities.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity" when used with respect to any Security, or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

         "Subsidiary" means, of any Person, any corporation with respect to which more than 50 percent of the outstanding shares of stock of each class having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) is at the time owned by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in
Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Wholly-Owned Domestic Subsidiary" means any Subsidiary organized under the laws of any State of the United States or the District of Columbia, all the outstanding shares of which (other than directors' qualifying shares) are at the time owned by the Company and/or one or more Wholly-Owned Domestic Subsidiaries.

         Section 102       Compliance Certificates and Opinions.
                           ------------------------------------

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include;

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation, if any, upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 103 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 104       Acts of Holders.
                           ---------------

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein or therein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section
         601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient in its sole discretion.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         Section 105       Notices, etc., to Trustee and the Company.
                           -----------------------------------------

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing or by telecopier and followed by a writing, mailed first-class postage prepaid, to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust (with a copy thereof to the Company at the address specified in Section 105(b)), or at any other address previously furnished in writing to the Company and each Holder by the Trustee; or

                  (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed or sent by telecopier and followed by a writing mailed, first-class postage prepaid, to the Company addressed to it at 3710 Rawlins, Suite 1500, Dallas, Texas 75219, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company.

         Section 106       Notice to Holders: Waiver.
                           -------------------------

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory of the Trustee shall be deemed to be a sufficient giving of such notice.

         Section 107       Conflict with Trust Indenture Act.
                           ---------------------------------

         If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         Section 108       Effect of Headings and Table of Contents.
                           ----------------------------------------

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 109       Successors and Assigns.
                           ----------------------

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         Section 110       Separability Clause.
                           -------------------
         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 111       Benefits of Indenture.
                           ---------------------

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent, the Holders and the holders of Senior Indebtedness) any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 112       Governing Laws.
                           --------------

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of Texas.

         Section 113       Legal Holidays.
                           --------------

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity; provided, however, that interest shall accrue with respect to any such principal payment (at the rate applicable to the Securities during the period of such extension as herein provided) for the period from and after such Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day, and shall be payable on such next succeeding Business Day.

                                   ARTICLE II

                                 SECURITY FORMS

         Section 201       Forms Generally.
                           ---------------

         The Securities and the Trustee's Certificate of Authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks or identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

         The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         Section 202       Form of Face of Security.
                           ------------------------

THE HALLWOOD GROUP INCORPORATED


         10.0% Collateralized Subordinated Debenture

                                                 due July 31, 2005

No. E                                                           $_______________

         THE HALLWOOD GROUP INCORPORATED, a Delaware corporation (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________ or registered assigns, the principal sum of
______________________ Dollars (or such larger amount as may be payable in accordance with the terms of this Security and the Indenture) on July 31, 2005, at the office or agency of the Company referred to below, and to pay interest thereon from the later of the date hereof or the most recent date through which interest has been paid hereon at the rate of 10.0% per annum, which interest shall accrue and be payable (in cash) quarterly on January 31, April 30, July 31 and October 31 of each year, commencing on July 31, 1998, until the principal hereof is paid or duly provided for. The interest payable and punctually paid on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) of the month in which such Interest Payment Date shall occur. Any such interest not so punctually paid shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any, on) and interest on this Security shall be made, subject to the provisions of Section 301 of the Indenture, at the office or agency of the Company maintained for that purpose in Boston, Massachusetts, with cash interest to be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made, subject to said Section 301 of the Indenture, at the option of the Company by mailing of a check to the address of the Person entitled thereto as such address shall appear on the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been duly executed by the Trustee (or the Authenticating Agent if one has been appointed by the Trustee) referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

                                                 THE HALLWOOD GROUP INCORPORATED

         [Corporate Seal]
                                                 By:
                                                       -------------------------
                                                 Title:
                                                       -------------------------

         Section 203       Form of Reverse of Security.
                           ---------------------------

         This Security is one of a duly authorized issue of Securities of the Company designated as its 10.0% Collateralized Subordinated Debentures due July 31, 2005 (herein called the "Securities"), limited in aggregate original principal amount to $20,555,443, which may be issued under an indenture (herein called the "Indenture") dated as of August 31, 1998 between the Company and Bank One, N.A., a national banking association, as trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         The   indebtedness   evidenced  by   the  Securities  will   constitute
subordinated Indebtedness of the Company that is on a parity with the Indebtedness evidenced by the 7% Collateralized Senior Subordinated Debentures; provided, however, to the extent and in the manner provided in the Indenture, the indebtedness evidenced by the Securities is subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness and the Lien on certain of the assets which secures repayment of the indebtedness evidenced by the Securities is subordinate to the Lien which secures other indebtedness of the Company, including the 7% Collateralized Senior Subordinated Debentures, and this Security is subject to such provisions. Each Holder of this Security, by accepting the same (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture, and (c) appoints the Trustee his attorney-in-fact for such purpose.

         The Securities are secured by a pledge to the Trustee of shares of capital stock of certain wholly-owned subsidiaries of the Company.

         The Securities are subject to redemption at the election of the Company, as a whole or in part, at any time and from time to time, upon not less than 30 nor more than 60 days, notice by first-class mail, at a redemption price equal to 100 percent of the principal amount of the Securities to be redeemed, together in each case with accrued interest to the Redemption Date, as provided in Section 1201 of the Indenture. Any redemption of Securities shall first be made in respect of Securities outstanding in denominations of less than $100.

         In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the Regular Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the date fixed for redemption.

         In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall (subject to Section 301 of the Indenture) be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default shall occur and be continuing, the principal of all the Securities (together with any accrued interest thereon) may be declared, or may become, due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of the Requisite Amount of Outstanding Securities; provided, however, that certain amendments and modifications are not permitted without the consent of the Holder of each Outstanding Security affected thereby, and certain other amendments and modifications are permitted without the consent of any Holders. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin currency or instrument, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office of the Paying Agent, or any other office or agency of the Company maintained for such purpose in Boston, Massachusetts, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons only in denominations of $100 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities in the same denomination as the denomination in which the Securities are then outstanding, in a larger denomination or in a smaller denomination as requested by the Holder surrendering the same.

         No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to and at the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (=Uniform Gifts to Minors
Act).

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture, which has in it the text of this Security in larger type. Requests may be made to: The Hallwood Group Incorporated, 3710 Rawlins, Suite 1500, Dallas, Texas 75219, Attention: Corporate Secretary.

         I/we assign and transfer this Security to

         Insert assignee's Social Security or tax ID No ..........

               -----------------------------------------------------------------

         -----------------------------------------------------------------------
         (Print or type assignee's name, address and zip code)

and irrevocably appoint
                         -------------------------------------------------------
                                                     , as agent to transfer this
-----------------------------------------------------
Security on the books of the Company. The agent may substitute another to act for him.

Dated:                           Signed:
       -----------------------          ----------------------------------------
--------------------------------------------------------------------------------
(Sign exactly as your name appears on the other side of this Security)


         Section 204       Form of Trustee's Certificate of Authentication.
                           -----------------------------------------------


Dated:
       ---------------------

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities referred to in the within mentioned Indenture.

BANK ONE, N.A.                              STATE STREET BANK AND TRUST COMPANY,
as Trustee,                                 as Authenticating Agent,


By:                                 or      By:
     ------------------------------            ---------------------------------
         Authorized Signature                  Authorized Signature


                                   ARTICLE III

                                 THE SECURITIES

         Section 301       Title and Terms.
                           ---------------

         The aggregate original principal amount of Securities which may be authenticated and delivered under this indenture is limited to $20,555,443, excluding Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1208.

         The Securities shall be known and designated as the "10.0% Collateralized Subordinated Debentures due July 31, 2005" of the Company. Their Stated Maturity shall be July 31, 2005, and they shall bear interest prior to default from the later of their date, which shall be the date of original issuance of the Securities as provided herein, or the most recent date through which interest has been paid thereon at the rate of 10.0% per annum, which interest shall accrue and be payable in cash quarterly on January 31, April 30, July 31 and October 31 of each year, commencing on October 31, 1998, until the principal of such Securities is paid or duly provided for.

         The principal of (and premium, if any, on) and interest on the Securities shall be payable, subject to the following provisos, at the office or agency of the Company maintained for such purpose in Boston, Massachusetts; provided, however, that, at the option of the Company, interest may be paid by mailing of a check for such interest to the addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

         The Securities shall be redeemable as provided in Article Twelve.

         The lien on certain assets securing the Securities shall be subordinated to the lien in such assets securing other indebtedness of the Company, including the Original Series Debentures, and the Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

         Section 302       Denominations.
                           -------------

         The Securities shall be issuable only in registered form without coupons and only in denominations of $100 and any integral multiple thereof.

         Section 303       Execution, Authentication, Delivery and Dating.
                           ----------------------------------------------

         The Securities shall be executed on behalf of the Company by the Chairman of its Board of Directors, its President or any of its Vice Presidents. The signature of any of these officers on the Securities shall be printed or facsimile signatures.

         Securities bearing the printed or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee (or the Authenticating Agent if one has been appointed by the Trustee) for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee (or the Authenticating Agent if one has been appointed by the Trustee) in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication, substantially in the form provided for herein, duly executed by the Trustee (or the Authenticating Agent if one has been appointed by the Trustee) by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         Section 304       Temporary Securities.
                           --------------------

         Pending the preparation of definitive Securities, the Company may execute, and upon Company order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary securities at the office or agency of the Company designated for such purpose pursuant to Section 1102, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         Section 305       Registration, Registration of Transfer and Exchange.
                           ---------------------------------------------------

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1102 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Paying Agent is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any security at the office or agency of the Company designated pursuant to Section 1102, the Company shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer, or for exchange or redemption, shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1208 not involving any transfer.

         The Company, the Trustee or the Security Registrar, as the case may be, shall not be required (a) to issue, authenticate, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 1204 and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

         Section 306       Mutilated, Destroyed, Lost and Stolen Securities.
                           ------------------------------------------------

         If (a) any mutilated Security is surrendered to the Trustee or the Security Registrar or (b) the Company, the Trustee and the Security Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, the Trustee and the Security Registrar such security or indemnity as may be required by them to save all of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Security Registrar) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 307       Payment of Interest: Interest Rights Preserved.
                           ----------------------------------------------

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may, unless the Trustee shall have made demand therefor as provided in the Securities and Section 503 hereof (whereupon such Defaulted Interest shall become due and payable as provided in said Section 503) be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

                  (a) The  Company  may elect to make  payment of any  Defaulted
         Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee and any Paying Agent in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (which date shall be not less than 60 days following delivery of such notice), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall, not less than 10 days after the receipt by the Trustee of notice of the proposed payment, fix a Special Record Date for the payment of such Defaulted Interest which Special Record Date shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment. The Trustee shall promptly notify the Company and any Paying Agent of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

                  (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall be dated, and carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Section 308       Persons Deemed Owners.
                           ---------------------

         Prior to and at the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 307 and 311) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Section 309       Cancellation.
                           ------------

         All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee or the Authenticating Agent, be delivered to the Trustee or the Authenticating Agent and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee or the Authenticating Agent for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee or the Authenticating Agent . No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee may be destroyed or disposed of in accordance with the Trustee's or the Authenticating Agent's normal practice.

         Section 310       Computation of Interest.
                           -----------------------

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

         Section 311       Payments Net of Withholding Taxes.
                           ---------------------------------

         All payments shall be made net of any applicable withholding or similar taxes, charges or imposts imposed in connection with such payment.

                                   ARTICLE IV

                             DISCHARGE OF INDENTURE

         Section 401       Termination of Company's Obligations.
                           ------------------------------------

                  (a) The  Company  may  terminate  its  obligations  under  the
         Securities and this Indenture if all Securities previously authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Sect on 306, and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company, or discharged from such trust, as provided in Section 1103) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder.

                  (b) Except as otherwise provided in this Section 401(b), the Company may also terminate its obligations under the Securities and this Indenture if:

                           (1) the Company has  irrevocably  deposited or caused
                  to be deposited with the Trustee or Paying Agent and conveyed all right, title and interest for the benefit of the Holders, under the terms of an irrevocable trust agreement in form and substance reasonably satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders for that purpose, money or direct non-callable obligations of the United States of America for the payment of which obligations the full faith and credit of the United States is pledge ("U.S. Government Obligations") maturing as to principal and interest in such amounts and at such times as are sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment of such interest, to pay principal of, premium, if any, and interest on the Outstanding Securities, to redemption or maturity, provided that the Trustee or Paying Agent shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal, premium, if any, and interest with respect to the Securities, and provided, further, that from and after the time of deposit, the money or U.S. Government Obligations deposited shall not be subject to the rights of the holders of Senior Indebtedness pursuant to the provisions of Article Thirteen;

                           (2) no Event of Default or  Default  with  respect to
                  the Securities shall have occurred and be continuing on the date of such deposit;

                           (3) the Company  shall have  delivered to the Trustee
                  an opinion of Counsel to the effect that the trust funds will not be subject to any rights of holders of Senior Indebtedness, including, without limitation, those arising under Article Thirteen of this Indenture;

                           (4) the  Company  has paid or  caused  to be paid all
                  sums then payable by the Company hereunder and under the Securities; and

                           (5) the  Company  has  delivered  to the  Trustee  an
                  Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the foregoing provisions of this Section 401(b), (x) the Company's obligations in Article Three, Sections 402-404, Articles Six, Seven, Nine, Sections 1101, 1102, 1103 and 1108 shall survive until the Securities are no longer Outstanding, and (y) notwithstanding that the Securities are no longer outstanding, the Company's obligations in Sections 402, 403, 404 and 607 shall thereafter continue to survive.

                  (c) After any irrevocable deposit pursuant to Section 401(a) or 401(b), the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture except for the surviving obligations specified above.

         Section 402       Application of Trust Money.
                           --------------------------

         The Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 401, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of, premium, if any, and interest on the Securities.

         Section 403       Repayment to Company.
                           --------------------

         Subject to Section 401 hereof, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money held by them at any time and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal of, premium, if any, or interest that remains unclaimed for two years, provided that the Trustee or such Paying Agent before being required to make any payment may at the expense of the Company cause to be published once in a newspaper of general circulation in Boston, Massachusetts, or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein which shall be at least 30 days after the date of such publication or mailing any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         Section 404       Reinstatement.
                           -------------

         If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 401 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 401, provided that if the Company has made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                    ARTICLE V

                                    REMEDIES

         Section 501       Events of Default.
                           -----------------

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) the Company shall default in (i) the payment of the principal of (or premium, if any, on) any Security at its Maturity (including upon optional or mandatory redemption or otherwise); or (ii) the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days; or

                  (b) the Company shall default in the observance or performance of, or breach, any of the covenants set forth in (i) Section 1005 (to the extent relating to actions required to be taken by the Company in connection with the release of assets from the Security Pool); (ii)
         Section 1109; or (iii) the mandatory redemption or repurchase requirements set forth in Section 1201; or

                 (c) the Company shall default in the observance or performance of, or breach, any covenant or other agreement contained in this Indenture or the Pledge Agreement other than to the extent constituting an Event of Default described in clause (b) of this
         Section 501, and such default shall continue unremedied for a period of 30 days; or

                  (d) an "Event of Default" (as defined in the Original Series Debenture Indenture) shall have been declared and be continuing with respect to the Original Series Debentures;

                  (e) (i) the Company or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i). above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbounded for a period of 60 days; or
         (iii) the Company or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

         Section 502       Acceleration of Maturity: Rescission and Annulment.
                           --------------------------------------------------

         If an Event of Default specified in clause (i) or (ii) of Section 501(e) occurs and is continuing, then the principal of the Securities, together with any accrued interest on the principal amount of such Securities, shall automatically become immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder. If an Event of Default
(other than an Event of Default specified in clause (i) or (ii) of Section 501(e)) occurs and is continuing, then and in every such case the Trustee or the Holders of the Requisite Amount of the Securities Outstanding may, and the Trustee upon the request of the Holders of the Requisite Amount of the Securities outstanding shall, by written notice to the Company (and to the Trustee if given by Holders) declare the principal of the Securities to be, and the same shall become, due and payable five days following the giving of such notice, together with any accrued interest on the principal amount of such Securities which shall be deemed matured.

         At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of the Requisite Amount of the Securities Outstanding by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (a) the Company has paid or deposited with the Trustee a sum of money in an amount sufficient to pay

                           (1)      all overdue interest on all Securities,

                           (2) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon,

                           (3)      to the extent that payment of such  interest
                  is  lawful,  interest  upon   overdue  interest  at  the  rate
                  stipulated by Section 503, and

                           (4) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (b) all Events of Default, other than the nonpayment of principal of Securities (which has become due solely by such declaration of acceleration), have been cured or waived as provided in
         Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 503       Collection of Indebtedness and Suits for Enforcement,
                           -----------------------------------------------------
                           by Trustee.
                           ----------

         If

                  (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any, on) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and not delivered and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall in its discretion deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 504       Trustee May File Proofs of Claim.
                           --------------------------------

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal (and premium, if any, on) and interest owing and unpaid in respect of the Securities (including following the Maturity of any such Securities occurring due to optional or mandatory redemption thereof) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607, which fees and expenses shall constitute administrative expenses in a bankruptcy proceeding of the Company.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 505       Trustee May  Enforce  Claims  Without  Possession  of
                           -----------------------------------------------------
                           Securities.
                           ----------

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         Section 506       Application of Money Collected.
                           ------------------------------

         Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any, on) or interest, subject to Section 301, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:   To the Trustee for all amounts due under Section 607;

                  SECOND: To the holders of Senior Indebtedness to the extent required by Article Thirteen;

                  THIRD: To Holders of the Securities for amounts then due and unpaid on the Securities for principal (and premium, if any, on) and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any, on) and interest, respectively; and

                  FOURTH: The balance, if any, to the Company, its successors or assigns or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

         Section 507       Limitation on Suits.
                           -------------------

         No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Holders of not less than the Requisite Amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee (in its individual capacity and as Trustee) reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of the Requisite Amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

         Section 508       Unconditional Right of  Holders to Receive Principal,
                           -----------------------------------------------------
                           Premium and Interest.
                           --------------------

         Notwithstanding any other provision in this Indenture (other than Section 311), the Holder of any Security shall have the right on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         Section 509       Restoration of Rights and Remedies.
                           ----------------------------------

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

         Section 510       Rights and Remedies Cumulative.
                           ------------------------------

         Except as provided in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. The Company acknowledges and agrees that no adequate remedy at law exists for breach of its obligations under Article Ten. In the event that the Company fails to comply with the terms of the provisions set forth in said Article, the Holder or Holders of the Requisite Amount of the Securities at the time Outstanding shall have the right to obtain specific performance of the Company's obligations pursuant to said Article.

         Section 511       Delay or Omission Not Waiver.
                           ----------------------------

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 512       Control by Holders.
                           ------------------

         The Holders of the Requisite Amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Section 513       Waiver of Past Defaults.
                           -----------------------

         The Holders of the Requisite Amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (a) in the payment of the principal of (or premium, if any, on) or interest on any Security (including following the Maturity of any such Securities due to the optional or mandatory redemption thereof), or

                  (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 514       Undertaking for Costs.
                           ---------------------

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys, fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee; to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10 percent in principal amount of the Outstanding Securities; or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any, on), or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after any Redemption Date).

                                   ARTICLE VI

                                   THE TRUSTEE

         Section 601       Certain Duties and Responsibilities.
                           -----------------------------------

         The Trustee, for itself and its successors, hereby accepts the trusts created by this Indenture upon the terms and conditions set forth herein, including the terms and conditions set forth in this Section 601.

                  (a) Except during the continuance of any Event of Default,

                           (1) the Trustee undertakes to perform such duties and
                  only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the  absence  of bad  faith on its  part,  the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. The Trustee shall not be required to take any action specifically requested by the Holders of the Requisite Amount of Outstanding Securities unless such Holders have offered to the Trustee (in its individual capacity and as Trustee) reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                           (1) this  Subsection  (c) shall  not be  construed to
                  to limit the effect of Subsection (a) of this Section;

                           (2) the Trustee  shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (3) the Trustee  shall not be liable with  respect to
                  any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of the Requisite Amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                           (4) no provision of this Indenture  shall require the
                  Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) The Trustee shall not be required to take notice or to be deemed to have notice of any Default (including a Default pursuant to Section 501(d)) except Defaults of which the Trustee is specifically notified in writing by the Company or the Holders of the Requisite Amount of the Outstanding Securities.

                  (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         Section 602       Notice of Defaults.
                           ------------------

         Within 90 days after the occurrence of any Default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of default in the payment of the principal of (or premium, if any, on) or interest on the Securities, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of the Securities.

         Section 603       Certain Rights of Trustee.
                           -------------------------

         Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel, accountants or other experts in connection with the fulfillment of its duties hereunder, and the Trustee shall be entitled to rely on the written opinion of such counsel, accountants or other experts in connection with any action taken, omitted to be taken or suffered by the Trustee in fulfilling its duties hereunder. The Trustee shall have the right at any time to seek instructions concerning the administration of this Indenture from any court of competent jurisdiction;

                  (e) the Trustee shall be under no obligation to take any action or omit to take any action to exercise any of the rights or powers vested in it by this indenture at the request or direction of any of the Holders pursuant to this Indenture, unless the Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Trustee;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney-in-fact; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys-in-fact, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney-in-fact appointed with due care by it hereunder.

         Section 604       Not  Responsible   for  Recitals   or   Issuance   of
                           -----------------------------------------------------
                           Securities.
                           ----------

         The recitals contained herein and in the Securities, except the Trustee's certificate of authentication in the form set forth in Section 204 of this Indenture, shall be taken as the statements of the Company, and the Trustee shall not be responsible in any manner whatsoever for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any Securities or the proceeds thereof.

         Section 605       May Hold Securities.
                           -------------------

         The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity may become the owner or pledgee of Securities, and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

         Section 606       Money Held in Trust.
                           -------------------

         Except as provided in Article Four or otherwise expressly provided herein, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it thereunder.

         Section 607       Compensation and Reimbursement.
                           ------------------------------

         The Company agrees

                  (a) to pay to the Trustee from time to time such compensation as shall be agreed upon in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, attorneys-in-fact and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

                  (c) to indemnify the Trustee (in its individual capacity and as Trustee) and each of its officers, directors, attorneys-in-fact and agents for, and to hold each of such Persons harmless against, any loss, liability or expense incurred without negligence or willful misconduct on such Persons's part, arising out of or in connection with the acceptance or administration of this Indenture, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of the Trustee's powers or duties hereunder.

         Section 608       Disqualification; Conflicting Interest.
                           --------------------------------------

                  (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, within 90 days after ascertaining that it has such conflicting interest and if the Event of Default to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90 day period, the Trustee shall either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.

                  (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such failure.

                  (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest if an Event of Default shall have occurred and be continuing and if

                           (1) the Trustee is trustee  under  another  indenture
                  under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                                    (i) this Indenture and such other indentures
                           are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or
                           Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture or such other indenture or indentures, or

                                    (ii) the Company  shall have  sustained  the
                           burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

                           (2) the Trustee or any of its  directors or executive
                  officers is an obligor upon the Securities or an underwriter for the Company;

                           (3) the Trustee directly or indirectly controls or is
                  directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

                           (4) the Trustee or any of its  directors or executive
                  officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

                           (5) 10 percent or more of the  voting  securities  of
                  the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20 percent or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10 percent or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                           (6) the Trustee is the beneficial  owner of, or holds
                  as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5 percent or more of the voting securities, or lot or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or
                  (ii) 10 percent or more of any class of security of an underwriter for the Company;

                           (7) the Trustee is the beneficial  owner of, or holds
                  as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5 percent or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10!k or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

                           (8) the Trustee is the beneficial  owner of, or holds
                  as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), lot or more of any class of security of any person who, to the knowledge of the Trustee, owns 50 percent or more of the voting securities of the Company; or

                           (9) the Trustee owns, on May 15 in any calendar year,
                  in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25 percent or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25 percent of such voting securities of 25 percent or any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the abovementioned capacities as of such May 15. If the Company fails to make payment in full of the principal of, or the premium, if any, or interest on, any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

         The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

         For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

                  (d)      For the purpose of this Section:

                           (1) The term  "underwriter"  when used with reference
                  to the Company means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated, or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers, commission.

                           (2) The  term  "director"  means  any  director  of a
                  corporation, or any individual performing similar functions with resect to any organization whether incorporated or unincorporated.

                           (3)  The  term  "Person"  means  an   individual,   a
                  corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                           (4) The term  "voting  security"  means any  security
                  presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                           (5) The term  "Company"  means any  obligor  upon the
                  Securities.

                           (6) The term "executive officer" means the president,
                  every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization, whether incorporation or unincorporated, but shall not include the chairman of the board of directors.

                  (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                           (1) A specified  percentage of the voting  securities
                  of the Trustee, the Company or any other person referred to it this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                           (2) A specified  percentage  of a class of securities
                  of a person means such percentage of the aggregate amount of securities of the class outstanding.

                           (3)  The  term  "amount",  when  used  in  regard  to
                  securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

                           (4) The term "outstanding"  means issued and not held
                  by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                                    (i)   securities  of  an  issuer  held in  a
                           sinking fund relating to securities of the issuer of the same class;

                                    (ii)  securities  of  an  issuer  held  in a
                           sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to the principal or interest or otherwise;

                                    (iii)  securities   pledged  by  the  issuer
                           thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                                    (iv)  securities held in escrow if placed in
                           escrow by the issuer thereof;

         provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                           (5) A  security  shall  be  deemed  to be of the same
                  class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes, and provided, further that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

         Section 609       Corporate Trustee Required Eligibility.
                           --------------------------------------

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 610       Resignation and Removal; Appointment of Successor.
                           -------------------------------------------------

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The  Trustee  may be  removed at any time by an Act of the
         Holders  of  the  Requisite  Amount  of  the  Outstanding   Securities,
         delivered to the Trustee and to the Company.

                  (d) If at any time:

                           (1) the  Trustee  shall fail to comply  with  Section
                  608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (2) the  Trustee  shall  cease to be  eligible  under
                  Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                           (3) the Trustee  shall become  incapable of acting or
                  shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall taken charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of the Requisite Amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Holder of any Security who has been a bona fide Holder for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         Section 611       Acceptance of Appointment by Successor.
                           --------------------------------------

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Section 612       Merger,  Conversion,  Consolidation  or Succession to
                           -----------------------------------------------------
                           Business.
                           --------

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such successor corporation shall give written notice to the Company, in the manner provided for in Section 105(b), that it is the successor by merger, conversion or consolidation, as the case may be, to the Trustee, such notice to specify the new name and address, if applicable, of such successor corporation. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in the office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         Section 613       Preferential Collection of Claims Against Company.
                           -------------------------------------------------

                  (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in Subsection (c) of this Section):

                           (1) an amount equal to any and all  reductions in the
                  amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                           (2) all  property  received by the Trustee in respect
                  of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

                           (A) to retain for its own account (i)  payments  made
                  on account of any such claim by any Person (other than the Company) who is liable thereon, (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law;

                           (B) realize, for its own account upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four-month period;

                           (C) to realize,  for its own account, but only to the
                  extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within four months; or

                           (D) to receive  payment on any claim  referred  to in
                  paragraph (B) or (C), against the release of any property held as security for such claims provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

For the purposes of paragraphs (B), (C), and (D), property substituted after the beginning of such four-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, and Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders of the Securities and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the fun and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Holders and the holders of other indenture securities in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities, with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee which has resigned or been removed after the beginning of such four-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four-month Period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                  (i) the receipt of property or of reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four-month period; and

                  (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

                  (b) There shall be excluded  from the  operation of Subsection
         (a) of this Section a creditor relationship arising from:

                           (1) the ownership or acquisition of securities issued
                  under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition of the Trustee;

                           (2) advances   authorized  by   a   receivership   or
                  bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the Lien of this Indenture or of discharging tax liens or other prior Liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                           (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                           (4) an  indebtedness  created as a result of services
                  rendered or premises rented, or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

                           (5) the ownership of stock or of other  securities of
                  a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                           (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

                  (c) For the purposes of this Section only:

                           (1) the term  "default"  means  any  failure  to make
                  payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

                           (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

                           (3) the term "cash transaction" means any transaction
                  in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks and payable upon demand;

                           (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a Lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

                           (5) the term "Company" means any obligor upon the Securities; and

                           (6) the term  "Federal  Bankruptcy  Code"  means  the
                  Federal Bankruptcy Code or Title 11 of the United States Code.

         Section 614       Authenticating Agent.
                           --------------------

         The Trustee may appoint an Authenticating Agent which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, or partial redemption or pursuant to Article 12, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State thereof the District of Columbia, having a combined capital and surplus of at least $25,000,000, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually pursuant to law or the requirements of such supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent. shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent shall continue to be an Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee, such Authenticating Agent or such successor corporation.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee may appoint a successor Authenticating Agent acceptable to the Company, and thereupon shall give written notice of such appointment to the Company and shall mail notice of such appointment to all Holders of Securities as the names and addresses of such Holders appear on the Security Register.

         The Trustee agrees to pay to the Authenticating Agent from time to time reasonable compensation for its services under this Indenture, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 701       Company to  Furnish Trustee  Names  and  Addresses of
                           -----------------------------------------------------
                           Holders.
                           -------

         The Company will furnish or cause to be furnished to the Trustee:

                  (a) on August 10 and February 10 of each year until the Stated Maturity of the Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the July 31 and January 31, respectively, immediately preceding such date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

         Section 702       Preservation   of   Information;   Communications  to
                           -----------------------------------------------------
                           Holders.
                           -------

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) If three or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                           (1) afford such applicants  access to the information
                  preserved  at the  time  by the  Trustee  in  accordance  with
                  Section 702(a), or

                           (2) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender, otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

         Section 703       Reports by Trustee.
                           ------------------

                  (a) Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Securities remain outstanding, the Trustee shall mail to the Holders a brief report dated as of such reporting date that complies with section 313(a) of the Trust Indenture Act (but if no event described in such section has occurred within the 12 months preceding the reporting date, no report need be transmitted). The Trustee shall also comply with section 313(b)(2) of the Trust Indenture Act and shall also transmit by mail all reports as required by section 313(c) of the Trust Indenture Act.

                  (b) A copy of each report required by Section 703 (a) above at the time of its mailing to the Holders shall be mailed to the Company and filed with the Commission and each stock exchange on which the Securities are listed in accordance with section 313(d) of the Trust Indenture Act. The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange.

         Section 704       Reports by Company.
                           ------------------

         The Company shall:

                  (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section  15(d)  of the  Securities  Exchange  Act of 1934;  or,  if the
         Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this indenture as may be required from time to time by such rules and regulations; and

                  (c) transmit by mail to all Holders, as their names and addresses appear in the Security Register, with 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to Subsections (a) and (b) of this Section, if such transmittal to such Holders of such summaries is required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         Section 801       Company Consolidate, etc., Only on Certain Terms.
                           ------------------------------------------------

         The Company shall not consolidate with or merge into any other Person, or permit any other Person to merge into it, or convey, transfer or lease its property and assets substantially as an entirety to any Person, unless:

                  (a) the Company shall be the continuing corporation following such merger or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any, on) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (b) immediately after giving effect to such transaction and any Indebtedness incurred in connection therewith (and treating any Indebtedness which becomes an obligation of the Company or a Subsidiary in connection with or as a result of such transaction as having been incurred at the time of such transaction) no Event of Default and no Default shall have occurred and be continuing; and

                  (c) the Company or such Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been satisfied.

         Section 802       Successor Substituted.
                           ---------------------

         Upon any consolidation or merger, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the Person formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         Section 901       Supplemental Indentures without Consent of Holders.
                           --------------------------------------------------

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (c) to secure the Securities; or

                  (d) to make any change that does not adversely affect the rights of any Holders.

         Section 902       Supplemental Indentures with Consent of Holders.
                           -----------------------------------------------

         With the consent of the Holders of the Requisite Amount of Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Security affected thereby:

                  (a) change the Stated Maturity of the principal of, or of any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the mandatory redemption or repurchase requirements set forth in Section 1201, or change the coin or currency or instrument in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after any Redemption Date); or

                  (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

                  (c) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain or other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

                  (d) modify any of the provisions of this Indenture relating to the subordination of the Securities in a manner adverse to the Holders thereof; or

                  (e) modify any of the provisions of Section 1204.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof and such Act shall so state.

         Section 903       Execution of Supplemental Indentures.
                           ------------------------------------

         In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 904       Effect of Supplemental Indentures.
                           ---------------------------------

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes. Every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 905       Conformity with Trust Indenture Act.
                           -----------------------------------

         Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         Section 906       Reference in Securities to Supplemental Indentures.
                           --------------------------------------------------

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article, may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         Section 907       Effect on Senior Indebtedness.
                           -----------------------------

         No supplemental indenture shall adversely affect the rights of any holder of Senior Indebtedness under Article Thirteen without the consent of such holder.

                                    ARTICLE X

                                    SECURITY

         Section 1001      Pledge Agreement.
                           ----------------

         Pursuant to the Pledge Agreement, the Company will assign and grant to the Trustee a first Lien upon the Senior Collateral and a subordinate and junior Lien upon the assets in the Security Pool. Each Holder, by accepting a Security,
(i) agrees to all of the terms and provisions of the Pledge Agreement and the Original Series Debenture Pledge Agreement (including those relating to the addition of additional secured parties to the extent permitted under Section 1109 of the Original Series Debentures Indenture, and the release of assets from, or addition of assets to, the Security Pool in accordance with Section 1005 or 1207 thereof) and the Intercreditor Agreement, as any of the foregoing agreements may be in effect or may be amended from time to time in accordance with their respective terms, (ii) acknowledges that the Lien of the Pledge Agreement on assets in the Security Pool is subject and junior in priority to
(A) any Lien which currently exists on assets in the Security Pool (including the Lien in favor of the Original Series Debentures), and (B) any Lien on assets in the Security Pool which may hereafter be granted or created as permitted by
Section 1109 of the Original Series Debentures Indenture, to the extent the terms of such Lien which is hereafter granted or created in accordance with
Section 1109 of the Original Series Debentures Indenture expressly provides that such Lien ranks senior to the Lien of the Pledge Agreement, and (iii) authorizes the Trustee to appoint as its collateral agent any other Person that has a Lien on assets in the Security Pool, to the extent that such Lien is permitted under this Indenture and the Pledge Agreement, and to deliver possession of any assets in the Security Pool to any such Person to hold in accordance with the terms of an Intercreditor Agreement reasonably satisfactory to the Trustee. The due and punctual payment of the principal of, premium, if any, and interest on the Securities when and as the same shall be due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, and payment and performance of the Company of all other obligations to the Holders or the Trustee under this Indenture and the Securities, according to the terms hereunder or thereunder, shall be secured as provided in the Pledge Agreement. The Company will make a subordinate assignment and pledge of its right, title and interest in and to the assets comprising the Security Pool to the Trustee as required by and in accordance with the Pledge Agreement. The Company will also make a first and prior assignment and pledge of its right, title and interest in and to the Senior Collateral to the Trustee as required by and in accordance with the Pledge Agreement.

         Section 1002      Recording, Opinions and Certificates.
                           ------------------------------------

         To the extent required under Section 314(b) of the Trust Indenture Act:

                  (a) the Company shall furnish to the Trustee promptly after the execution and delivery of this Indenture an Opinion of Counsel either (i) stating that in the opinion of such counsel all action has been taken with respect to the recording, registering and filing of this Indenture, the Pledge Agreement or any other instrument necessary to make effective the Lien intended to be created by the Pledge Agreement, and reciting, with respect to the security interests in the assets comprising the Security Pool and the Senior Collateral, the details of such action, or (ii) stating that, in the opinion of such counsel, no such action is necessary to make such Lien effective; and

                  (b) the Company shall furnish to the Trustee within 60 days after December 15 in each year beginning with December 15, 1998, an Opinion of Counsel, dated as of such date, either (a) stating that, in the opinion of such counsel, all action has been taken with respect to the recording, registering, filing, re-recording, re-registering and refiling of all supplemental indentures or other instruments of further assurance as is necessary to maintain the Lien of the Pledge Agreement and reciting, with respect to the security interests in the assets comprising the Security Pool, the details of such action or referring to prior opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien.

         Section 1003      Authorization of Actions to  Be Taken By  the Trustee
                           -----------------------------------------------------
                           Under the Pledge Agreement.
                           --------------------------

         The Trustee may, in its sole discretion and without the Consent of the Holders, but subject to Article Six hereof, take all actions it deems necessary or appropriate in order to (a) enforce or effect the Pledge Agreement, and (b) collect and receive any and all amounts payable in respect of the obligations of the Company hereunder, in each case in accordance with and to the extent provided in the Pledge Agreement. Subject to the provisions of the Pledge Agreement, the Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of its interest in the assets comprising the Security Pool by any acts which may be unlawful or in violation of the Pledge Agreement or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interest and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of the Holders or of the Trustee).

         Section 1004      Authorization of  Receipt  of  Funds by  the  Trustee
                           -----------------------------------------------------
                           Under the Pledge Agreement.
                           --------------------------

         The Trustee is authorized to receive any funds for the benefit of Holders distributed under the Pledge Agreement and to make further distributions of such funds to the Holders according to the provisions of this Indenture.

         Section 1005      Release of Assets from Security Pool.
                           ------------------------------------

         The Trustee shall not release assets from the Lien of the Pledge Agreement unless the Company complies with the provisions of Section 1207 and the procedures set forth in the Pledge Agreement.

         The Trustee and each of the Holders acknowledge that the release of any assets comprising the Security Pool and the Senior Collateral from the terms hereof and of the Pledge Agreement will not be deemed to impair the security under this Indenture if and to the extent any such asset is released in accordance with the terms of the Indenture and the Pledge Agreement.

         To the extent required under Section 314(d) of the Trust Indenture Act, the Company shall furnish to the Trustee a certificate or opinion of an engineer, appraiser, or other expert as to the fair value:

                           (1) of any property or securities to be released from
                  the Lien of the Pledge Agreement, which certificate or opinion shall state that in the opinion of the person making the same the proposed release will not impair the security under such Pledge Agreement in contravention of the provisions thereof and of the Indenture, and requiring further that such certificate or opinion shall be made by an independent engineer, appraiser, or other expert, if the fair value of such property or securities and of all other property or securities released since the commencement of the then current calendar year, as set forth in the certificates or opinions required by this paragraph, is 10 percent or more of the aggregate principal amount of the Securities at the time Outstanding; but such a certificate or opinion of an independent engineer, appraiser, or other expert shall not be required in the case of any release of property or securities, if the fair value thereof as set forth in the certificate or opinion required by this paragraph is less than $25,000 or less than 1 percent of the aggregate principal amount of the Securities at the time outstanding;

                           (2) to the  Company  of any  securities  (other  than
                  Securities and securities secured by a Lien prior to the Lien of the Pledge Agreement upon property subject to the Lien of the Pledge Agreement), the deposit of which with the Trustee is made the basis for the authentication and delivery of Securities, the withdrawal of cash constituting a part of the trust estate or the release of property or securities subject to the Lien of the Pledge Agreement and requiring further that if the fair value to the Company of such securities and of all other such securities made the basis of any such authentication and delivery, withdrawal, or release since the commencement of the then current calendar year, as set forth in the certificates or opinions required by this paragraph, is 10 percent or more of the aggregate principal amount of the Securities at the time Outstanding, such certificate or opinion shall be made by an independent engineer, appraiser, or other expert and, in the case of the authentication and delivery of Securities, shall cover the fair value to the Company of all other such securities so deposited since the commencement of the current calendar year as to which a certificate or opinion of an independent engineer, appraiser, or other expert has not previously been furnished; but such a certificate of an independent engineer, appraiser, or other expert shall not be required with respect to any securities so deposited, if the fair value thereof to the Company as set forth in the certificate or opinion required by this paragraph is less than $25,000 or less than 1 percent of the aggregate principal amount of the Securities at the time Outstanding; and

                           (3) to the Company of any property the  subjection of
                  which to the Lien of the  Pledge  Agreement  is made the basis for the authentication and delivery of Securities, the withdrawal of cash constituting a part of the trust estate, or the release of property or securities subject to the Lien of the Pledge Agreement.

         Any certificate or opinion required pursuant to this Section may be made by an officer or employee of the Company who is duly authorized to make such certificate or opinion by the Company from time to time, except in cases in which this Section requires that such certificate or opinion be made by an independent Person. In such cases, such certificate or opinion shall be made by an independent engineer, appraiser, or other expert selected or approve the Trustee in the exercise of reasonable care.

         Section  1006     Certain Covenants of the Company with  respect to the
                           -----------------------------------------------------
                           Security Pool.
                           -------------

         If an asset in the Security Pool or which is part of the Senior Collateral consists of less than all of the common stock (including any securities exercisable or exchangeable for or convertible into such common stock (collectively, "Derivative Securities")) of a wholly-owned Subsidiary of the Company, (i) the Company shall not sell, transfer or otherwise dispose of any such common stock (including any Derivative Securities) unless the Company simultaneously sells, transfers or otherwise disposes of all of the common stock (including any Derivative Securities) of such Subsidiary owned by the Company for the same price per share (assuming the exercise, exchange or conversion of any Derivative Securities) and (ii) in the event that the Trustee determines to sell all of the common stock (including any Derivative Securities) of a wholly-owned Subsidiary pledged to it under the Pledge Agreement, such sale to be made pursuant to the provisions of the Pledge Agreement, the Trustee shall have the right, subject to the provisions of any applicable Intercreditor Agreement, to cause the Company simultaneously to sell all of the remaining shares of common stock (including any Derivative Securities) of such Subsidiary owned by the Company (the "Other Shares") for the same price per share (assuming the exercise, exchange or conversion of any Derivative Securities) and, in connection therewith, the Trustee shall have the rights set forth in Section 7 of the Pledge Agreement to deal with the Other Shares as if the same were Collateral thereunder (other than in respect of the application of the proceeds of the sale of the Other Shares). In the case of (a) a sale pursuant to clause
(i) above, the amount referred to in clause (i)(B) of Section 1207 shall be, and
(b) a sale pursuant to clause (ii) above, the amount of Net Proceeds which shall be subject to the Lien of the Pledge Agreement shall be, the total amount of Net Proceeds from the sale attributable to the common stock (including any Derivative Securities) multiplied by a fraction, the numerator of which is equal to the number of shares of common stock (assuming the exercise, exchange or conversion of any Derivative Securities) of the relevant Subsidiary pledged to the Trustee pursuant to the Pledge Agreement and the denominator of which is equal to the total number of shares of issued and outstanding common stock of such Subsidiary (assuming the exercise, exchange or conversion of any Derivative Securities).

                                   ARTICLE XI

                                    COVENANTS

         Section 1101      Payment of Principal, Premium and Interest.
                           ------------------------------------------

         The Company will duly and punctually pay the principal of (and premium, if any, on) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

         Section 1102      Maintenance of Office or Agency.
                           -------------------------------

         The Company will maintain in Boston, Massachusetts, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities may be served. The office of the Paying Agent shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may from time to time designate one or more other offices or agencies (in or outside of Boston, Massachusetts) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Boston, Massachusetts, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

         Section 1103      Money for Security Payments to be Held in Trust.
                           -----------------------------------------------

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date (including upon acceleration, optional or mandatory redemption or otherwise) of the principal of (and premium, if any, on) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

         The Company will, on or before each due date (including upon acceleration, optional as mandatory redemption or otherwise) of the principal of (and premium, if any, on), or interest on, any Securities, deposit with a Paying Agent a sum in same day funds with respect to the payment of principal (and premium, if any, on) or interest sufficient to pay the principal (and premium, if any, on) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of (and premium, if any, on) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid and delivered to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any, on) or interest (including principal or interest due by reason of acceleration, optional or mandatory redemption or otherwise); and

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay and deliver, or by Company order direct any Paying Agent to pay and deliver, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment and delivery by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any, on) or interest has become due and payable (including by reason of acceleration, optional or mandatory redemption or otherwise) shall be paid or returned to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in Boston, Massachusetts, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid or returned to the Company.

         Section 1104      No Restriction on Payment at Stated Maturity.
                           --------------------------------------------

         The Company will not create, incur, assume or suffer to exist any Indebtedness having a stated maturity at the same time as or after the Stated Maturity of the Securities which, by its terms or the terms of the instrument creating or evidencing it, in any ways prohibits or restricts the payment at Stated Maturity of the principal of the Securities in accordance with the terms of the Securities and this Indenture.

         Section 1105      Corporate Existence; Conduct of Business.
                           ----------------------------------------

         Subject to Article Eight, the Company will and will cause its Subsidiaries to preserve, renew and keep in full force and effect its corporate existence, and take all reasonable action to maintain all material rights (charter and statutory), privileges and franchises necessary or desirable in the normal conduct of its business; provided, however, that the Company shall not be required to preserve any such rights, privileges or franchises, or the corporate existence of any Subsidiary, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof is not, and will not be, adverse in any material respect to the Holders of the Securities.

         Section 1106      Compliance Certificates.
                           -----------------------

         The Company shall deliver to the Trustee, within 90 days after the end of each fiscal quarter, an Officers' Certificate stating whether or not the signers know of any Event of Default or Default that occurred during such fiscal quarter. If they do know of any Event of Default or Default the certificate shall describe such Event of Default or Default and its status. The first certificate to be delivered pursuant to this Section 1106 shall be for the first fiscal quarter beginning after the execution of this Indenture.

         Section 1107      Statement by Officers as to Default.
                           -----------------------------------

         When any event has occurred and is continuing which is an Event of Default or Default, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default, the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence.

         Section 1108      Waiver of Stay, Extension or Usury Laws.
                           ---------------------------------------

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 1109      Security Pool and Senior Collateral.
                           -----------------------------------

         The Company shall not grant or create any Lien on any of the assets in the Security Pool with respect to other Indebtedness of the Company (but excluding Indebtedness incurred in connection with the refinancing of any such existing Indebtedness existing on the date hereof to the extent that the holders of such Indebtedness are entitled to the benefit of an existing Lien on any assets in the Security Pool) unless (i) such Lien is permitted by the Original Series Debenture Indenture (for so long as it remains in effect), (ii) the aggregate Net Value of the assets in the Security Pool immediately following the granting or creating of such Lien is at least equal to the then aggregate outstanding principal amount of the Original Series Debentures which are then outstanding, if any, and the Securities, and (iii) such additional Indebtedness does not exceed $25 million in the aggregate at any time. The Company may also grant an additional Lien on the Senior Collateral to secure any additional Indebtedness of the Company which is also secured by an additional Lien on the assets in the Security Pool as provided in this Section 1109. To the extent the Company is not prohibited from granting or creating a Lien with respect to other Indebtedness under this Section, such Lien may rank senior to the Lien of the Pledge Agreement, and the Company may require the Trustee to transfer possession of assets in the Security Pool and the Senior Collateral to the holder of such other Indebtedness in connection with such grant or creation of a Lien, provided that such assets remain subject to the Lien of the Pledge Agreement pursuant to an Intercreditor Agreement reasonably satisfactory to the Trustee.

                                   ARTICLE XII

                     REDEMPTION OR REPURCHASE OF SECURITIES

         Section 1201      Right of Redemption.
                           -------------------

         The Securities may be redeemed at the election of the Company, at any time and from time to time, as a whole or in part, at a redemption price equal to 100 percent of the principal amount of the Securities to be redeemed, together in the case of any such redemption with accrued interest to the Redemption Date. The election of the Company to redeem any Securities pursuant to this Section 1201 shall be evidenced by a Board Resolution.

         Section 1202      Applicability of Article.
                           ------------------------

         Redemption of Securities, at the election of the Company as permitted by, or as required pursuant to, any provision of this Indenture, shall be made in accordance with such provision and this Article.

         Section 1203      Notice to Trustee.
                           -----------------

         The Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

         Section 1204      Selection by Trustee of Securities to Be Redeemed.
                           -------------------------------------------------

         If less than all of the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected, not more than 60 days prior to the Redemption Date, by the Trustee at random, from the Outstanding Securities not previously called for redemption. Notwithstanding anything to the contrary set forth herein, no Securities shall be redeemed in part unless the portion thereof which shall remain Outstanding following such partial redemption shall be in a principal amount equal to $100 or an integral multiple of $100.

         The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         Section 1205      Notice of Redemption.
                           --------------------

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price;

                  (c) if less than all Outstanding Securities are to be redeemed or repurchased, the identification, including the CUSIP number (and, in the case of a Security to be redeemed in part, the principal amount) of the particular Securities to be redeemed;

                  (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest thereon shall cease to accrue on and after said date; and

                  (e) the place or places where (subject to Section 301) such Securities are to be surrendered for payment of the Redemption Price.

         Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         Section 1206      Deposit of Redemption Price.
                           ---------------------------

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1203) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

         Section 1207      Funding for Redemption or Repurchase.
                           ------------------------------------

         Subject to the provisions of Section 1005, simultaneously (or, in the case of clause (ii) below, substantially simultaneously) with the release of an asset from the Lien of the Pledge Agreement in order to effect its sale, the Company shall, to the extent that proceeds are available from the sale of such an asset after satisfaction of all prior Liens to which such asset is subject,
(i) redeem Securities having an aggregate principal amount at least equal to the lesser of (A) the Net Value on the Exchange Closing (or such later date as such asset was added to the Collateral) of such asset which is to be released, (B) the Net Proceeds received by the Company from the sale of such asset, or (C) the Net Proceeds remaining from the sale of such asset after satisfaction of all prior Liens to which such asset is subject (the "Released Amount") at 100 percent of the principal amount thereof, together with accrued interest thereon to the Redemption Date, (ii) repurchase Securities in the open market or in private transactions for an aggregate amount at least equal to the Released Amount or (iii) deposit in a special account maintained by the Trustee for the benefit of Holders of Securities and designated as part of and added to the Collateral, the consideration received in exchange for any asset released from the Lien of the Pledge Agreement in order to effect its sale (less a portion of such consideration, the Fair Value of which is equal to the sum of the items described in clauses (A), (B) and (C) of the definition of Net Proceeds), or cash or cash equivalents (including Investment Grade Securities) in an amount at least equal to the Released Amount.

         Section 1208      Securities Payable on Redemption Date.
                           -------------------------------------

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid on any Redemption Date, the principal (and premium, if any, on) and interest then due in respect thereof shall, until paid, bear interest from the Redemption Date in accordance with Section 503.

         Section 1209      Securities Redeemed in Part.
                           ---------------------------

         Subject to Section 301, any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1102 (with, if the Company, the Security
Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee, shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the security so surrendered.

                                  ARTICLE XIII

                           SUBORDINATION OF SECURITIES

         Section 1301      Securities Subordinate to Senior Indebtedness.
                           ---------------------------------------------

         Notwithstanding the provisions of Article 5 and the fact that the Securities will constitute senior subordinated Indebtedness of the Company, the Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities and the payment of the principal of and premium, if any, and interest on each and all of the Securities and any fees or other amounts payable by the Company in connection therewith, are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

         For the purposes of this Indenture, the Senior Indebtedness shall not be deemed to have been paid in full until the holders or owners of Senior Indebtedness shall have received payment of the Senior Indebtedness in cash.

         Section 1302      Payment Over of Proceeds Upon Dissolution, etc.
                           -----------------------------------------------

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up or arrangement, adjustment, protection, relief or composition of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event:

                           (1) the  holders  of  Senior  Indebtedness  shall  be
                  entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any, on) or interest on the Securities or any fees or other amounts payable by the Company in connection therewith; and

                           (2) the priority of the claims of Holders of Securities will be on a parity with that of holders of the Original Series Debentures remaining outstanding after the Exchange Closing; and

                           (3)  any  payment  or  distribution  of any  kind  or
                  character, whether in cash, property or securities, by set-off or otherwise, to which the Holders of the Securities or the Trustee would be entitled but for the provisions of this
                  Article Thirteen, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities (except for any such payment or distribution of securities which are subordinated, to at least the same extent as the Securities, to the payment of all Senior Indebtedness then outstanding), shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, for application to (in the case of cash) or as collateral for (in the case of property or securities) the payment or prepayment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                           (4) in the event that,  notwithstanding the foregoing
                  provisions of this Section, the Trustee or the Holder of any Security shall have received such payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full, then and in such event such payment or distribution shall be received and held in trust for the holders of Senior Indebtedness and shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to (in the case of cash) or as collateral for (in the case of property or securities) the payment or prepayment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article Eight.

         Section 1303      No Payment When Senior Indebtedness in Default.
                           ----------------------------------------------

         In the event of and during the continuation of any default in the payment of principal of (or premium, if any, on), or interest on any Senior Indebtedness, or (b) in the event that any event of default (other than an event described in clause (a)) with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, then no direct or indirect payment shall be made by the Company on account of the principal of (or premium, if any, on), or interest on the Securities or any fees or other amounts payable by the Company in connection therewith or on account of the purchase or redemption or other acquisition of Securities (i) in case of any event of default described in clause (a), unless and until such event of default shall have been cured or waived in writing or shall have ceased to exist and (ii) in case of any event of default specified in clause (b), from the date the Company or the Trustee first receives written notice of such event of default from the holders of Senior Indebtedness until the earlier of (x) 360 days after such date, and (y) the date, if any, on which the Senior Indebtedness to which such event of default relates is discharged or such event of default is waived in writing by the holders of such Senior Indebtedness or otherwise cured (provided that further written notice relating to the same or any other event of default specified in clause (b) above with respect to any Senior Indebtedness received by the Company or the Trustee within 360 days after receipt of the initial such written notice shall not be effective for purposes of this clause (ii)).

         In the event that the principal amount of the Securities, together with any accrued interest thereon, is declared due and payable before its Stated Maturity in accordance with Section 502, then and in such event the holders of the Senior Indebtedness outstanding at such time shall be entitled to receive payment in full of all amounts due or to become due on or in respect of such Senior Indebtedness before the Holders of the Securities are entitled to receive any payment with respect to the Securities (including, without limitation, any payment that may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities.)

         Section 1304      Payment Permitted if No Default.
                           -------------------------------

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in section 1302 or under the conditions described in Section 1303, from making payments at any time of principal of (and premium, if any, on) or interest on the Securities or any other amount payable by the Company under the Securities or this Indenture.

         Section 1305      Subrogation   to   Rights   of   Holders   of  Senior
                           -----------------------------------------------------
                           Indebtedness.
                           ------------

         Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all Indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness of the Company to the same extent as the Securities are subordinated and which is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any, on) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness. The subrogation rights established hereby shall not create any obligations or liabilities of any holder or owner of any Senior Indebtedness to the Holders of the Securities.

         Section 1306      Provisions Solely to Define Relative Rights.
                           -------------------------------------------

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture (other than in Section
1312) or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on, and any other amount payable by the Company under, the Securities or this Indenture as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1302, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 1303, to prevent any payment prohibited by such Section.

         Section 1307      Trustee to Effectuate Subordination.
                           -----------------------------------

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

         Section 1308      No Waiver of Subordination Provisions.
                           -------------------------------------

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, and without incurring responsibility to the Holders of the

Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; (d) exercise or refrain from exercising any rights against the Company and any other Person; and (e) increase the aggregate amount of Indebtedness extended to the Company (whether or not the same shall be Senior Indebtedness).

         The provisions of this Article Thirteen are intended to be for the benefit of, and shall be enforceable directly by, the holders of the Senior Indebtedness.

         Section 1309      Notice to Trustee.
                           -----------------

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect to the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the securities, unless and until the Trustee shall have received written notice thereof from the Company, or a holder of Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least one Business Day prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any, on) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within one Business Day prior to such date; provided, further, however, that such receipt and application shall not affect the rights of the holders of Senior Indebtedness, including any right such holders may have to the payment over of any such money, against the Holders of the Securities. The Trustee agrees that its declaration, or the declaration by the Holders of the Requisite Amount of Securities Outstanding, that the principal amount of all of the Securities is immediately due and payable pursuant to Article Five shall be constructive notice to the Trustee of the existence of facts that would prohibit the Trustee's making of any payment of monies or taking of any other action under this Indenture.

         Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 1310      Reliance   on   Judicial  Order  or   Certificate  of
                           -----------------------------------------------------
                           Liquidating Agent.
                           -----------------

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts payable or distributed thereon and all other facts pertinent thereto or to this Article.

         Section 1311      Rights of Trustee as  Holder of Senior  Indebtedness;
                           -----------------------------------------------------
                           Preservation of Trustee's Rights.
                           --------------------------------

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

         Section 1312      Article Applicable to Paying Agents.
                           -----------------------------------

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

         Section 1313      Reliance.
                           --------

         Each Holder of a Security by his or its acceptance thereof acknowledges and agrees that the provisions of this Article are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of such Security, to acquire and/or continue to hold such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on the provisions of this Article in acquiring and/or continuing to hold such Senior Indebtedness.

         The provisions of this Article Thirteen shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by the holder of Senior Indebtedness upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

         The Company hereby waives promptness, diligence, notice of acceptance and any other notice; with respect to any of the Senior Indebtedness (other than the notice provided for in Section 1309) and this Article and any requirement that any holder of Senior Indebtedness protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral.

         No failure on the part of any holder of Senior Indebtedness to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         The provisions of this Article Thirteen constitute a continuing agreement and shall (i) remain in full force and effect until the Senior Indebtedness shall have been paid in full, (ii) be binding upon the Holders of the Securities, the Trustee, and the Company and their successors and assigns, and (iii) inure to the benefit of and be enforceable by each holder of Senior Indebtedness and their successors, transferees and assigns.

                                    * * * * *

         This Indenture may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the day and year first above written.

                                           THE HALLWOOD GROUP INCORPORATED


                                           By:
                                                 -------------------------------
                                                 Melvin J. Melle
                                                 Vice President, Chief Financial
                                                 Officer and Secretary


                                           BANK ONE, N.A.


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                          PLEDGE AND SECURITY AGREEMENT


         This PLEDGE AND SECURITY AGREEMENT ("Agreement") is made as of this ____ day of ______, 1998, by and between THE HALLWOOD GROUP INCORPORATED, a Delaware corporation (the "Company"), and BANK ONE, N.A., a national banking association, as trustee (hereinafter, in such capacity, the "Trustee") for the holders of the Company's 10.0% Collateralized Subordinated Debentures due July 31, 2005 (the "Securities"), pursuant, to an Indenture, dated as of
_____________, 1998, between the Company and the Trustee (as amended or supplemented and in effect from time to time, the "Indenture").

                              W I T N E S S E T H :

         WHEREAS, the Company is the direct legal and beneficial owner of the shares of the common stock of Brookwood Companies Incorporated ("BCI"), Hallwood Hotels, Inc. ("HHI") and Brock Suite Hotels, Inc. ("BSH") described on Annex A hereto; (the stock of BCI, is referred to herein as the "Brookwood Stock," the stock of HHI is referred to herein as the "HHI Stock," the stock of BSH is referred to herein as the "BSH Stock" and the Brookwood Stock, the HHI Stock and the BSH Stock is referred to herein collectively as the "Stock"); and

         WHEREAS, the Company has issued its 7% Collateralized Senior Subordinated Debentures ("7% Debentures") pursuant to that certain Indenture ("Original Indenture") between the Company and Norwest Bank Minnesota, National Association, as Trustee ("Original Trustee") dated as of March 2, 1993 and has granted to the Original Trustee a pledge and security interest in the Brookwood Stock and the HHI Stock to secure the 7% Debentures pursuant to that certain Pledge and Security Agreement ("Original Pledge Agreement") between the Company and the Original Trustee dated as of March 2, 1993; and

         WHEREAS, the Original Indenture provides that the Company may grant a subordinate pledge and security interest in the security pledged thereunder to secure other indebtedness of the Company, and the Company now desires to issue its 10.0% Collateralized Subordinated Debentures ("Debentures") pursuant to that certain Indenture ("Indenture") between the Company and the Trustee, as Trustee ("Trustee") dated as of ___________, 1998 and desires to grant to the Trustee a subordinate pledge and security interest in the Brookwood Stock and the HHI Stock and a first and prior pledge and security interest in the BSH Stock to secure the Debentures pursuant to this Agreement; and

         WHEREAS, pursuant to the Indenture, upon the occurrence of certain events, the Company may be required to grant certain additional pledges and security interests in favor of the Trustee; and

         WHEREAS the Company wishes to grant (and provide for such additional grant of) pledges and security interests in favor of the Trustee, as herein provided;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1.        Pledge of Stock, Etc.

         (a) The Company hereby pledges, assigns, grants to the Trustee a security interest in (A) the number of shares of HHI Stock set forth on Annex A hereto, currently held by the Original Trustee, (B) the number of shares common and preferred Brookwood Stock currently held by The Bank of New York ("BONY"), as collateral agent for the Original Trustee under the Intercreditor Agreement, dated as of January 7, 1997, between BONY and the Original Trustee, and (C) the number of shares of BSH Stock to be held by Bank One, N.A., as agent ("Bank One"), as collateral agent for the Original Trustee under the Intercreditor Agreement, dated as of ________, 1998, between Bank One and the Trustee, all for the benefit of the holders from time to time of the Securities, subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Company, have been delivered to the Original Trustee or the Trustee, as appropriate, or their respective agents (including BONY and Bank One). The pledge and assignment of the HHI Stock is junior and subordinate to the pledge and assignment thereof to the Original Trustee pursuant to the Original Pledge Agreement and is subject to the terms and conditions contained in the Original Indenture and the Original Pledge Agreement; and the pledge and assignment of the Brookwood Stock is junior and subordinate to the pledges and assignments thereof to (i) The Bank of New York as security for the Company's guaranty of certain indebtedness of BCI to The Bank of New York and (ii) the Original Trustee pursuant to the Original Pledge Agreement and subject to the terms and conditions contained in the Original Indenture and the Original Pledge Agreement.

         (b) In case the Company shall acquire any additional shares of a class of capital stock of any corporation (i) all or a portion of the shares of such class of which have been pledged pursuant to Section 1(a) above and (ii) which is a wholly-owned subsidiary of the Company, or the successor of any such corporation, or any securities which are exercisable or exchangeable for or convertible into shares of such capital stock of any such corporation, by purchase or otherwise, then the Company shall forthwith pledge such number of shares or other securities to the Trustee under this Agreement and deliver such number of shares or other securities to the Trustee or the Original Trustee, as appropriate, or their respective agents (including BONY and Bank One) in connection therewith as represents the same proportion to the number of shares or securities being acquired as the number of shares (including shares which securities are exercisable or exchangeable for or convertible into) of such class previously pledged hereunder bears to the number of shares (including shares which securities are exercisable or exchangeable for or convertible into) of such class owned by the Company immediately prior to such acquisition by the Company. The Company agrees that the Trustee may from time to time attach as Annex A hereto an updated list of the shares of capital stock or securities at the time pledged with the Trustee hereunder.

         (c) The Company also hereby pledges, assigns, grants a security interest in, and delivers to the Trustee the Cash Collateral Account and all of the Cash Collateral, as such terms are hereinafter defined.

         Section 2. Definitions. All capitalized terms used herein without definition have the respective meanings assigned to such terms in the Indenture. Terms used herein and not defined in the Indenture or otherwise defined herein that are defined in the Uniform Commercial Code as in effect in the State of Texas have such defined meanings herein, unless the context otherwise indicates or requires, and the following terms have the following meanings:

         "Cash Collateral" has the meaning ascribed to such term in Section 4 hereof.

         "Cash  Collateral  Account"  has the  meaning  ascribed to such term in
Section 4 hereof.

         "Collateral" means the property at any time pledged to the Trustee hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation the Stock and the Cash Collateral.

         "Obligations" has the meaning ascribed to such term in Section 3 hereof.

         "Release Amounts has the meaning ascribed to such term in Section 10 hereof.

         "Stock" means the number of shares of stock set forth and described in Annex A attached hereto and any additional securities pledged with the Trustee hereunder pursuant to Section i(b) above.

         Section 3. Security for Obligations. This Agreement and the security interest in and pledge of the Collateral hereunder are made with and granted to the Trustee, as security for the payment, when due, whether at stated maturity, upon call for redemption, upon acceleration or otherwise, of the principal of, and premium, if any, and interest on, the Securities and all other obligations of the Company to the Holders of the Securities under the Indenture (hereinafter, the "Obligations").

         Section 4.  Liquidation, Recapitalization, Etc.

         (a) Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the extent provided in Section 6, be paid over and delivered to the Trustee or its agent to be held by or for the benefit of the Trustee as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Trustee or its agent, to be held by or for the benefit of the Trustee as security for the Obligations. Except to the extent provided in
Section 6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Company shall, until paid or delivered to the Trustee or its agent, be held in trust for the Trustee, for the benefit of the Holders from time to time of the Securities, as security for the payment and performance in full of all of the Obligations.

         (b) All sums of money that are delivered to the Trustee or its agent pursuant to this Section 4 shall be deposited into an interest bearing account maintained by, and under the sole dominion and control of, the Trustee (the "Cash Collateral Account"). Interest earned on the Cash Collateral Account shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any cash or cash equivalents (including Investment Grade Securities) deposited with the Trustee in accordance with Section 1207 of the Indenture, and any and all proceeds of any thereof are hereinafter referred to as the "Cash Collateral."

         (c) Unless the conditions set forth in Section 1207 of the Indenture are complied with, the Company shall have no right to withdraw sums from the Cash Collateral Account or to receive any of the Cash Collateral.

         Section 5. Warranty of Title. The Company hereby represents and warrants that: (a) except as otherwise disclosed on Schedule 5(a) hereto, the Company has good and marketable title to the Stock described on Annex A , free and clear of all pledges, liens, security interests, charges, options, restrictions or other encumbrances except for this Agreement and (b) the information set forth in Annex A hereto relating to the Stock is true and correct.

         Section 6. Dividends Voting, Etc., Prior to Maturity. So long as no Event of Default shall have occurred and be continuing, the Company shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock. All such rights of the Company to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Trustee's option, as evidenced by the Trustee's notifying the Company of such election, cease if an Event of Default shall have occurred and be continuing.

         Section 7.  Remedies.

         (a) If an Event of Default shall have occurred and be continuing, the Trustee shall thereafter have the following rights and remedies (the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Texas or such other jurisdiction as may mandatorily be applicable thereto, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Trustee deems expedient:

                           (i) if the Trustee so elects and gives notice of such election to the Company, the Trustee may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and, if such Stock (the "Subsidiary Stock") consists of less than all of the common stock of a wholly-owned Subsidiary of the Company, all of the other shares of common stock of such Subsidiary (the "Other Shares") for any lawful purpose, including, without limitation, if the Trustee so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof, and the Company hereby irrevocably appoints and constitutes the Trustee as its lawful attorney-in-fact and proxy with full power of substitution to vote, and to give all consents, waivers and ratifications in respect of, the Other Shares following the occurrence and during the continuance of an Event of Default, and such proxy shall be irrevocable and coupled with an interest and shall expire upon the termination of this Agreement pursuant to Section 15 hereof or the earlier release of the Subsidiary Stock from the Lien created under this Agreement;

                           (ii) the Trustee may demand, sue for, collect or make any compromise or settlement the Trustee deems suitable in respect of any Collateral;

                           (iii)  the  Trustee  may  sell,  resell,  assign  and
         deliver, or otherwise dispose of any or all of the Collateral, for cash or credit or both and upon such terms, at such places, at such times and to such Persons as the Trustee deems expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

                           (iv) the Trustee may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and

                           (v) the Trustee may set off against the Obligations any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account.

         (b) In the event of any disposition of the Collateral as provided in clause (iii) of Section 7(a), the Trustee shall give to the Company at least ten Business Days, prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that ten Business Days, prior written notice of such sale or sales shall be reasonable notice. The Trustee may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, the Trustee may buy at private sale and may make payments thereof by any means.

         (c) If the Trustee shall determine to exercise its right to sell any or all of the Stock pursuant to this Section 7, and if in the opinion of counsel for the Trustee it is necessary, or if in the reasonable opinion of the Trustee it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Company agrees to use commercially reasonable efforts to cause the issuer or issuers of the Stock contemplated to be sold to execute and deliver, and cause the directors and officers of such issuer or issuers to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Trustee, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 3 months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Trustee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to use commercially reasonable efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Trustee shall designate and to cause such issuer or issuers to make available to its security-holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act. If the Trustee elects to sell Stock in a private sale, the Company agrees to use commercially reasonable efforts to cause the issuer or issuers of the Stock contemplated to be sold to execute and deliver, and cause the directors and officers of such issuer or issuers to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Trustee, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Trustee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.

         (d) The Trustee agrees that any sale of Stock shall be made in a commercially reasonable manner.

         (e) The Company further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this Section 7 valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company's expense.

         (f) If the Trustee exercises its right, set forth in Section 1006 of the Indenture, to cause the Company to sell Other Shares, the provisions of this
Section 7 shall be applicable to such sale, except as provided in such Section 1006 with respect to the proceeds of such sale.

                  Section 8. Company's Obligations Not Affected. The obligations of the Company hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Trustee or any holder of Securities of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including under this Agreement); (b) any amendment to or modification of the Indenture, the Securities or any of the Obligations; or (c) the taking of additional security for, or any other assurances of payment of, any of the

Obligations or the release, discharge or termination of any security or other assurances of payment or performance for any of the Obligations.

         Section 9. Other Liens. The Company shall not pledge, grant or suffer to exist any Lien in, or otherwise encumber or restrict, any of the Collateral or any interest therein, except for the pledge thereof and Lien therein provided for in this Agreement or any Lien existing on the date hereof; provided, however, that the Company may grant a Lien on all or any portion of the Collateral if the conditions specified in Section 1109 of the Original Indenture and Section 1109 of the Indenture have been satisfied. In connection with the grant or creation of a Lien by the Company in all or any portion of the Collateral to the extent permitted under this Section, the Company may require the Trustee, following receipt by the Trustee of at least five Business Days' prior written notice from the Company, to deliver the Collateral which is to be subject to such Lien to the holder of Indebtedness to be secured by such Lien at such time and place as the Company shall specify in such notice, provided that such Collateral remains subject to the Lien created under this Pledge Agreement, and such holder of Indebtedness agrees in writing to act as the Trustee's agent for such purpose.

         Section 10. Release of Collateral. Provided that no Event of Default has occurred and is continuing, the Trustee, upon receipt of at least five Business Days written notice from the Company delivered in connection with a proposed sale of all or any portion of the Collateral, shall take all action necessary to release such portion of the Collateral as is proposed to be sold from the Lien created under this Agreement and deliver such Collateral to the Company free and clear of such Lien at the time and place specified by the Company in such notice, against receipt by the Trustee or the Paying Agent of
(i) an amount at least equal to the lesser of (A) the Net Value on the Exchange Closing (or such later date as the asset was added to the Security Pool) of the Collateral which is to be released, (B) the Net Proceeds received by the company from the sale of such Collateral, or (C) the Net Proceeds remaining after the satisfaction of all prior and senior Liens to which such asset is subject (such lesser amount, the "Released Amount"), which amount shall be applied by the Trustee or Paying Agent to the simultaneous redemption of Securities at 100% of the principal amount thereof, plus accrued interest thereon to the Redemption Date, (ii) the consideration received from the sale of any Collateral released pursuant to this Section (less a portion of such consideration, the Fair Value of which is equal to the sum of the items described in clauses (A), (B) and (C) of the definition of Net Proceeds set forth in the indenture), or cash or cash equivalents (including Investment Grade Securities) in an amount at least equal to the Release Amount, which shall be deposited by the Trustee into the Cash Collateral Account and be Collateral subject to the Lien granted and created under this Agreement, or (iii) evidence reasonably satisfactory to the Trustee that Securities are substantially simultaneously being repurchased by the Company in the open market or in private transactions for an aggregate consideration, at least equal to the Release Amount. The Trustee agrees to deliver such documents or instruments as the Company may reasonably request in connection with the release of any Lien or delivery of any Collateral as contemplated by this Section. In the case of clause (i) above, it shall be a condition of the release of such Collateral from such Lien that the Company shall have taken all action necessary to cause the Redemption Date to occur simultaneously with such release. The Trustee shall take all steps reasonably required to release any part of the Collateral from the Lien under this Agreement in connection with the sale of such asset by the Company if the proceeds thereof are used to satisfy prior and senior Liens in accordance with the terms of the Original Pledge Agreement and the Original Indenture and if all remaining proceeds, if any, are used or delivered as required by this Section 10.

         Section 11. Further Assurances. The Company will do all such acts, and will furnish to the Trustee all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Trustee may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Trustee hereunder, all without any cost or expense to the Trustee. If the Trustee so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Trustee as a financing statement in any recording office in any jurisdiction.

         Section 12. Trustee's Exoneration. Under no circumstances shall the Trustee be deemed to assume any responsibility for or obligation or duty to the Company with respect to any part or all of the Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Collateral and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. The Trustee shall not be required to take any action of any kind to collect, preserve or protect its or the Company's rights in the Collateral. The Trustee's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

         Section 13. No Waiver, Etc. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Trustee, with the consent of the Required Holders if such consent is required pursuant to the Indenture, and the Company. No act, failure or delay by the Trustee shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Trustee of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Company hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Obligations or the Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the indenture).

         Section 14. Notice, Etc. All notices, requests and other communications hereunder shall be made in the manner set forth in Section 105 of the Indenture.

         Section 15. Termination. Upon final payment and performance in full of the Obligations, this Agreement shall terminate and the Trustee shall, at the Company's request and expense, return to the Company all Collateral in the possession or control of the Trustee together with any moneys and other property at the time held by the Trustee hereunder.

         Section 16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Texas.

         Section 17. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Trustee and the holder from time to time of the Securities and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

         IN WITNESS WHEREOF, intending to be legally bound, the Company and the Trustee have caused this Agreement to be executed as of the date first above written.

                                          THE HALLWOOD GROUP INCORPORATED


                                          By:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------



                                          BANK ONE, N.A., as Trustee



                                          By:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------



                           Annex A to Pledge Agreement


                                                              Number of    Number of                        Par or
                                   Class of    Certificate   Authorized   Issued and     Number of        Liquidation
Issuer                              Shares      Number(s)      Shares     Outstanding   Shares being       Value per
                                                                            Shares        Pledged            Share

Brookwood Companies Incorporated   Common      C1            15,000,000   10,000,000    10,000,000       $        .01
Brookwood Companies Incorporated   Preferred   P 1, P2          500,000      130,000       130,000       No par value
Hallwood Hotels, Inc.              Common      001                1,000           10            10       No par value
Brock Suites Hotels, Inc.          Common      7                 10,000        8,000         8,000       $       1.00



                                  Schedule 5(a)

                                   Other Liens

         1. All of the common stock and preferred stock of Brookwood Companies Incorporated ("Brookwood") is subject to a Lien in favor of The Bank of New York, pursuant to a Pledge Agreement dated as of January 7, 1997 between the Company and the Bank of New York which secures the Obligations of Brookwood under the Credit Agreement dated as of January 7, 1997 among Brookwood, its subsidiaries and The Bank of New York, and the loan documents related thereto.

         2. All of the common and preferred stock of Brookwood Companies Incorporated, Hallwood Hotels, Inc. and Brock Suite Hotels, Inc. is subject to a Lien in favor of Norwest Bank Minnesota, National Association, as Trustee, under that certain Indenture of Trust dated as of March 2, 1993 regarding 7% Collateralized Senior Subordinated Debentures of The Hallwood Group Incorporated.